                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 30, 1997
                       (Date of earliest event reported)


                        FIRSTPLUS INVESTMENT CORPORATION
             (Exact name of Registrant as specified in its charter)


        Nevada                    333-11855                   75-2596063
(State of Incorporation)    (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


                           3773 Howard Hughes Parkway
                                   Suite 300N
                            Las Vegas, Nevada            89109
              (Address of Principal executive offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 892-3772

Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (Fil No. 333-11855) filed with the Securities and Exchange Commission (the "Commission") on September 12, 1996 (the "Registration Statement"), pursuant to which the Registrant registered $1,240,625,000 aggregate principal amount of its asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated February 21, 1997, and the related Prospectus Supplement, dated February 21, 1997 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 Asset Backed Notes and Asset Backed Certificates, Series 1997-1, consisting of (A) the following classes of Asset Backed Notes (collectively, the "Notes"): (i) Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, and Class A-8 Notes, and (B) the Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

         The Offered Securities were sold to Banc One Capital Corporation, Bear, Stearns & Co. Inc. and PaineWebber Incorporated (collectively, the "Underwriter") pursuant to the terms of an underwriting agreement dated as of September 16, 1996 (the "Underwriting Agreement"), as supplemented by a terms agreement dated as of February 21, 1997, each between the Registrant, FIRSTPLUS FINANCIAL, INC. ("FFI") and the Underwriter. A copy of the Underwriting Agreement was previously filed with the Commission in the Registrant's Current Report on For 8-K dated December 20, 1996.

         The Notes were issued pursuant to an Indenture dated as of February 1, 1997 (the "Indenture") between FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (the "Issuer" or the "Trust") and First Bank, National Association, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as
Exhibit 4.1.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by either (i) mortgages, deeds of trust or other similar security instruments, or (ii)security instruments creating a lien on personal property such as home furnishings. The Home Loans consist of loans for which the related proceeds were used to finance
(i) property improvements, (ii) the acquisition of personal property such as home appliances or furnishings, (iii) debt consolidation, or (iv) in combination, property improvements, debt consolidation and for other purposes.

         The Certificates represent the entire undivided ownership interest in the Trust and were issued pursuant to the Trust Agreement dated as of February 1, 1997 (the "Trust Agreement") among the Registrant, as Seller, FIRSTPLUS RESIDUAL HOLDINGS, INC., as the Company, Wilmington Trust Company, as Owner Trustee, and First Bank National Association, as Co-Owner Trustee. A copy of the Trust Agreement is filed herewith as Exhibit 4.2.

         The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of February 27, 1997 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

         The Home Loans will be serviced by FIRSTPLUS FINANCIAL, INC. ("FFI"), an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of February 1, 1997 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and First Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.

         Set forth below is a brief description of certain characteristics of the Home Loans included in the Home Loan Pool as of the end of the Funding Period.

         The Home Loan Pool consists of 19,644 Home Loans having a Pool Principal Balance as of the respective Cut-off Dates of the related Home Loans of $599,998,614.23. The Home Loans (by Pool Principal Balance as of the applicable Cut-off Dates) have the characteristics set forth in the following tables:


                                 HOME LOAN RATE

     RANGE OF                      Number of                                 Percent of Total ce
     HOME LOAN                       Home              Aggregate             by Aggregate al ce
     RATES (%)                      Loans          Principal Balance         Principal Balance
     ---------                     ---------       ------------------        -------------------
  Less than 9.000%                         1       $        42,542.12                0.01%
  9.000% to 9.999%                         2                58,949.65                0.01%
 10.000% to 10.999%                       13               439,856.12                0.07%
 11.000% to 11.999%                      706            24,945,633.66                4.16%
 12.000% to 12.999%                    3,849           128,383,842.39               21.40%
 13.000% to 13.999%                    5,984           187,528,271.33               31.25%
 14.000% to 14.999%                    5,301           156,001,704.79               26.00%
 15.000% to 15.999%                    2,409            67,176,442.37               11.20%
 16.000% to 16.999%                    1,011            26,804,940.36                4.47%
 17.000% to 17.999%                      315             7,457,761.89                1.24%
 18.000% to 18.999%                       47             1,032,483.94                0.17%
 19.000% to 19.999%                        6               126,185.61                0.02%
                                      ------       ------------------              ------

Totals                                19,644       $   599,998,614.23              100.00%
                                      ======       ==================              ======


         The weighted average Home Loan Rate of the Home Loans as of the Cut-Off Date was approximately 14.111% per annum.

                      CUT-OFF DATE LOAN PRINCIPAL BALANCES

                      RANGE OF                                                                            PERCENT OF TOTAL
                    CUT-OFF DATE                              NUMBER OF              AGGREGATE               BY AGGREGATE
                PRINCIPAL BALANCE ($)                        HOME LOANS          PRINCIPAL BALANCE        PRINCIPAL BALANCE
                ---------------------                        ----------          ------------------       -----------------
   Less than 10,000.00...............................            90              $       869,328.36                 0.14%
10,000.00 - 19,999.99................................          2,579                  43,126,886.80                 7.19%
20,000.00 - 29,999.99................................          8,689                 219,373,811.67                38.56%
30,000.00 - 39,999.99................................          5,015                 176,282,589.50                29.38%
40,000.01 - 49,999.99................................          2,342                 107,009,819.53                17.84%
50,000.00 - 59,999.99................................           677                   36,444,949.03                 6.07%
60,000.00 - 69,999.99................................           193                   12,434,211.48                 2.07%
70,000.00 - 79,999.99................................            48                    3,577,017.86                 0.60%
80,000.00 - 89,999.99................................            11                      880,000.00                 0.15%
                                                              ------             ------------------               ------

         Totals   ...................................         19,644             $   599,998,614.23               100.00%
                                                              ======             ==================               ======

         The average principal balance of the Home Loans as of the Cut-Off Date was approximately $34,326.50.


                        ORIGINAL LOAN PRINCIPAL BALANCES

                      RANGE OF                                                                           PERCENT OF TOTAL CE
                  PRINCIPAL BALANCE                           NUMBER OF               AGGREGATE             BY AGGREGATE CE
                  AT ORIGINATION($)                          HOME LOANS           PRINCIPAL BALANCE        PRINCIPAL BALANCE
                  -----------------                          ----------           -----------------      --------------------
  Less than 10,000.00 ...............................             9                $      72,508.43                 0.01%
10,000.00 - 19,999.99................................           2,113                 33,069,837.70                 5.51%
20,000.00 - 29,999.99................................           8,400                205,236,390.85                34.21%
30,000.00 - 39,999.99................................           5,166                173,981,164.52                29.00%
40,000.00 - 49,999.99 ...............................           2,384                102,247,462.69                17.04%
50,000.00 - 59,999.99................................           1,209                 61,855,797.47                10.31%
60,000.00 - 69,999.99................................            261                  16,074,919.50                 2.68%
70,000.00 - 79,999.99................................            82                    5,861,080.12                 0.98%
80,000.00 - 89,999.99................................            20                    1,599,452.95                 0.27%
                                                               ------               ---------------              -------

         Totals   ...................................          19,644               $599,998,614.23               100.00%
                                                               ======               ===============               ======

         The average principal balance of the Home Loans at origination was approximately $34,409.55.

                            GEOGRAPHIC CONCENTRATION

                                                               NUMBER OF                                     PERCENT OF TOTAL
                                                                 HOME                   AGGREGATE            BY AGGREGATE L
                        STATE                                    LOANS               PRINCIPAL BALANCE       PRINCIPAL BALANCEL
                        -----                                    -----               -----------------       ------------------
Alabama  ............................................             22                 $      679,308.62               0.11%
Arkansas ............................................             18                        525,022.17               0.09%
Arizona  ............................................            966                     27,249,234.43               4.54%
California...........................................           8,903                   287,414,683.94              47.90%
Colorado ............................................            884                     25,761,724.27               4.29%
Connecticut..........................................             53                      1,503,339.64               0.25%
DC...................................................             5                         178,623.41               0.03%
Delaware.............................................             7                         157,298.76               0.03%
Florida  ............................................           1,546                    43,725,451.35               7.29%
Georgia  ............................................            795                     22,879,989.18               3.81%
Hawaii...............................................             2                          67,183.24               0.01%
Idaho    ............................................            187                      5,453,073.77               0.91%
Illinois ............................................            255                      7,418,195.49               1.24%
Indiana  ............................................            196                      5,558,608.85               0.93%
Iowa.................................................             11                        331,489.48               0.06%
Kansas   ............................................             90                      2,796,792.02               0.47%
Kentucky ............................................             69                      1,901,967.94               0.32%
Louisiana............................................             42                      1,164,184.46               0.19%
Maryland ............................................            469                     14,566,404.19               2.43%
Massachusetts........................................            100                      3,332,641.33               0.56%
Michigan ............................................            149                      4,173,665.16               0.70%
Minnesota............................................            261                      7,590,260.49               1.27%
Mississippi..........................................             50                      1,406,473.82               0.23%
Missouri ............................................            135                      3,793,148.54               0.63%
Montana..............................................             17                        355,770.09               0.06%
Nebraska ............................................             17                        434,868.38               0.07%
Nevada...............................................            694                     21,191,516.40               3.53%
New Hampshire........................................             10                        305,342.32               0.05%
New Jersey...........................................             97                      2,916,057.58               0.49%
New Mexico...........................................            118                      3,805,173.85               0.63%
New York.............................................             69                      2,252,472.73               0.38%
North Carolina.......................................            403                     11,912,082.64               1.99%
North Dakota.........................................             1                          33,072.15               0.01%
Ohio     ............................................            394                     10,924,652.60               1.82%
Oklahoma ............................................            126                      3,486,672.41               0.58%
Oregon   ............................................            237                      7,369,701.84               1.23%
Pennsylvania.........................................             40                      1,214,884.35               0.20%
Rhode Island.........................................             20                        557,342.10               0.09%
South Carolina.......................................            284                      7,596,371.08               1.27%
South Dakota.........................................             1                          35,000.00               0.01%
Tennessee............................................            220                      5,956,469.55               0.99%
Texas    ............................................             5                         162,817.67               0.03%
Utah     ............................................            360                     10,190,681.39               1.70%
Vermont..............................................             3                          94,206.78               0.02%
Virginia ............................................            524                     15,570,460.86               2.60%
Washington...........................................            714                     21,973,776.70               3.66%
West Virginia........................................             7                         171,236.88               0.03%
Wisconsin............................................             51                      1,346,306.19               0.22%
Wyoming..............................................             17                        512,913.14               0.09%
                                                                ------              ------------------            -------

         Totals   ...................................           19,644               $  599,998,614.23             100.00%
                                                                ======               =================             ======

                           REMAINING TERM TO MATURITY


                      RANGE OF                                                                             PERCENT OF TOTAL
                  REMAINING TERM TO                        NUMBER OF                   AGGREGATE              BY AGGREGATE
                  MATURITY (MONTHS)                       HOME LOANS               PRINCIPAL BALANCE       PRINCIPAL BALANCE
                  -----------------                       ----------               -----------------       -----------------
30.00 to 59.99.......................................         120                      2,431,215.93                0.41%
60.00 to 89.99.......................................         114                      2,648,454.19                0.44%
90.00 to 119.99......................................         973                     23,327,904.49                3.89%
120.00 to 149.99.....................................         240                      6,104,484.47                1.02%
150.00 to 179.99.....................................        4,054                   118,008,516.00               19.67%
180.00 to 209.99.....................................         856                     26,360,311.12                4.39%
210.00 to 239.99.....................................        6,281                   188,947,080.33               31.49%
240.00 to 269.99.....................................        1,918                    60,822,894.96               10.14%
270.00 to 299.99.....................................        4,226                   140,090,626.04               23.35%
300.00 to 329.99.....................................         862                     31,257,126.70                5.21%


   Totals............................................        19,644                 $599,998,614.23              100.00%
                                                            =======                 ===============              ======

         The weighted average remaining term to maturity of the Home Loans as of the Cut-Off Date was approximately 233 months.



                            MONTHS SINCE ORIGINATION

                                                                                                                 Percent of
                                                           Number of                                              Total by
                         AGE                                  Home                      Aggregate                 Aggregate
                     (IN MONTHS)                             Loans                  Principal Balance         Principal Balance
                     -----------                             -----                  -----------------         -----------------
0.00 to 5.99                                                17,557                     541,164,698.55              90.19%
6.00 to 11.99                                                1,913                      54,418,324.75               9.07%
12.00 to 17.99                                                162                        4,124,545.85               0.69%
18.00 to 23.99                                                 1                            33,980.03               0.01%
24.00 to 29.99                                                 2                            66,317.45               0.01%
30.00 to 35.99                                                 8                           165,780.05               0.03%
120.00 to 125.99                                               1                            24,967.55               0.00%

   Totals............................................        19,644                   $599,998,614.23             100.00%
                                                            =======                   ===============             ======

         The weighted average age of the Home Loans as of the Cut-Off Date was approximately three months.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------
                       4.1           Copy of Indenture

                       4.2           Copy of Trust Agreement

                      10.1           Copy of Loan Sale Agreement

                      10.2           Copy of Sale and Servicing Agreement

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIRSTPLUS INVESTMENT CORPORATION



June 10, 1997                                  By:  /s/ Christopher J. Gramlich
                                                  ------------------------------
                                                  Christopher J. Gramlich,
                                                  Senior Vice President

                                EXHIBIT INDEX



EXHIBIT
NUMBER                  DESCRIPTION
-------                 --------------------------------------------------------
 4.1                    Copy of Indenture

 4.2                    Copy of Trust Agreement

10.1                    Copy of Loan Sale Agreement

10.2                    Copy of Sale and Servicing Agreement
